Income Taxes - Reconciliation of Actual Income Tax Expense to the Expected Tax Expense (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Income Tax Disclosure [Abstract]
Computed "expected" tax expense	$ 8,559	$ 6,686	$ 5,642
State income taxes, net of Federal income tax benefit	937	780	694
Tax exempt interest, net of interest expense exclusion	(234)	(203)	(199)
Federal income tax rate in excess of statutory rate related to taxable income over $10 million	204	206	187
Earnings on cash surrender value of life insurance	(25)	(82)	(21)
Expenses not deductible for tax purposes	35	26	24
Stock based compensation expense	11	10	8
Other	(181)	92	210
Total	$ 9,306	$ 7,515	$ 6,545